Exhibit 10.3.3

Federal Communications Commission Washington, D.C. 20554
July 10, 2007
NeuStar, Inc.
46000 Center Oak Plaza,
Sterling, Virginia 20166
Attn.: Amy Putnam

Re:	Notification of Intent to Exercise Option & Notification of Exercising of Option Contract No. CON01000016
Dear Ms. Putnam:
In accordance with FAR Clause 52.217-9, Option to Extend the Term of the Contract, the purpose of this letter is notify you of the Government’s intent to exercise Option Period 4e. Concurrently, the contract is hereby unilaterally modified to exercise the Option Period. A copy of the executed modification is enclosed.
If you have any questions regarding this matter, please contact me, on 202-418-0932 or at anthony.wimbush@fcc.gov.

Sincerely,

Anthony S. Wimbush
Contracting Officer

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE 1 OF PAGES 1

2. AMENDMENT/MODIFICAITON NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicble)
0031	07/10/07		

6. ISSUED BY CODE	7. ADMINISTERED BY (If other than Item 6) CODE
FCC/Contracts and Purchasing Center 445 12th Street., SW Washington, DC 20554	

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	9A. AMENDMENT OF SOLICIATION NO.
Neustar, Inc. 4600 Center Oak Plaza Sterling, VA 20166		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016 10B. DATED (SEE ITEM 11) 06/15/01
CODE / FACILITY CODE		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (If required)

No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
x	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-9, Option to Extend the Term of the Contract
x	D. OTHER (Specify type of modification and authority) FAR 1.6, Authority of the Contracting Officer

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this unilaterally executed modification is to exercise Option Period 4d. The period of performance is hereby extended from July 15, 2007 through August 14, 2007. Funding in the amount of $292,669.38 is funded via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
UNILATERAL MODIFICATION		Anthony S. Wimbush	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Anthony S. Wimbush (Signature of Contracting Officer)	16C. DATE SIGNED 07/10/2007

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243